UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 16, 2003
                Date of Report (Date of earliest event reported)


                        Commission File Number: 000-49849


                      AMERICAN MARKET SUPPORT NETWORK, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                    Nevada                           88-0483722
                    ------                           ----------
        (State or other jurisdiction              (I.R.S. Employer
      of incorporation or organization)          Identification No.)


                       14090 Southwest Freeway, Suite 300
                             77478 Sugar Land, Texas
                  --------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (281) 340-2085
                              ---------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                   ----------
              (Former name, former address and former fiscal year,
                         if changed since last report)




================================================================================

                      AMERICAN MARKET SUPPORT NETWORK, INC.


Item 1.   Changes in Control of Registrant.

On July 16, 2003, the Registrant entered into a Share Exchange Agreement (the "Agreement") dated July 16, 2003, with Vito Peppitoni, the sole shareholder ("AIRS Shareholder") of Arizona Aircraft Spares, Inc., an Arizona corporation ("AIRS") and AIRS, which provides for a tax-free share exchange between the Registrant and AIRS Shareholder, a copy of the Agreement of which is attached hereto as Exhibit 2.1.

Upon the closing of the Agreement and the transactions contemplated therein, there will be a change in control of the Registrant. Such closing is presently anticipated to occur on or about July 16, 2003.

Pursuant to the Agreement, at the Closing (as defined in the Agreement), AIRS Shareholder will exchange all of its issued and outstanding common shares in the capital of AIRS representing 1,000,000 common shares with no par value, for 19,658,397 common shares in the capital of the Registrant, par value of $0.001 per share. As a result, upon the completion of the Closing and consummation of the transactions contemplated therein, AIRS Shareholder will own 19,658,397 common shares in the capital of the Registrant which represents 79% of the Registrant's total issued and outstanding common shares of 24,884,047. No preferred shares are to be issued or exchanged.

The shares of the Registrant's common stock that will be exchanged for the shares of AIRS have not been registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration, pursuant to Section 4(2) thereof, and, accordingly, the certificate or certificates representing such shares shall bear an appropriate restrictive legend in accordance with the requirements of Rule 144 promulgated thereunder.

Pursuant to the terms of the Agreement, the Registrant will change its name to "Arizona Aircraft Spares, Inc." shortly after Closing and the Registrant will file articles of amendment to its incorporation reflecting such name change.

Upon Closing, the existing board of directors of two are increased to four, and the appointment of two new directors will be effective ten days following the filing of a Schedule 14F-1 by the Registrant. The following persons are to be appointed as new directors: Vito Peppitoni and Sylvia Quintero. Ten days following filing of a Schedule 14F-1, the following persons shall resign from the board of directors: Pertti Luhanto and Alvie Merrill. Concurrently at that time, Pertti Luhanto and Alvie Merrill shall also resign as officers of the Registrant and Vito Peppitoni shall be appointed Chief Executive Officer and President of the Registrant.

Upon Closing, the business operations of AIRS shall constitute all of the business operations of the Registrant.

Arizona Aircraft Spares, Inc. is a company that manufactures military aircraft parts and ground support systems for the United States Government (Air Force; Army; Navy; Marines and Coast Guard).

AIRS devotes its resources to manufacturing attrition parts for the C-130, F-4, F-5, F-15, F-16, F-18, T-37, T-38, A-4, A-37 and P-3 aircrafts. AIRS specializes in airframe structures and skins, sheet metal and machined parts, plastic formed parts, windows, small and large assemblies, electronics and communication products, and bonded assemblies.

AIRS's products extend to a number of categorical areas of production and manufacturing. These include:

Machinery                         - CNC Capabilities; 5 Axis; Straight Line
Machinery Sheet Metal             - Theoretical Loft; High Speed Hammering
Assembly                          - Small and Large Part Assemblies
Bonding                           - Metal on Metal and Honeycomb Bonding
Welding                           - Multi-type and Material Welding
Ceramics                          - Low and High Temperature Processing
Composites                        - Boron; Kevlar; Carbon Graphite's;
                                    Polycarbonate Injection Details
Hydraulic Pneumatic Systems       - Manufacturing and Maintenance of
                                    Fluid Driven Systems.

Along with AIRS's history of spare parts manufacturing, and its approved MI-I-45208A program with the US Government, AIRS continually improves its manufacturing capabilities with the introduction of advanced technology and tool design. AIRS's manufacturing facility and offices are housed in a 14,400 square foot industrial building which is situated in Tucson International Business Park, located approximately 1 mile from the Tucson International Airport and approximately 3 miles from Davis-Monthan Air Force Base.

Vito Peppitoni, a director of the Registrant owns 19,658,397 common shares, Pertti Luhanto, a director of the Registrant, Chairman, Secretary and Treasurer owns 1,414,400 common shares, Alvie Merrill, a director and President of the Registrant owns 100,000 common shares. Sylvia Quintero owns no shares in the capital of the Registrant.

Item 2.   Acquisition or Disposition of Assets.

As described in Item 1 above, as a result of the share exchange, AIRS becomes a wholly owned subsidiary of the Registrant. The Registrant acquires One Hundred Percent (100%) of the issued and outstanding capital stock of AIRS, thereby acquiring all of the assets, liabilities and properties of AIRS, an Arizona corporation that was incorporated on November 30, 1990.

The Registrant will file the required audited financial statements and pro forma consolidated financial information as an amendment to this Form 8-K as soon as practicable but no later than Sixty (60) days from the date of this Form.

Item 5.   Other Event.

On July 8, 2003 the Registrant filed a Certificate of Amendment to its Articles of incorporation with the Secretary of State of Nevada to increase its authorized capital from 20,000,000 common shares to 40,000,000 common shares, having a $0.001 par value per share, and to increase its authorized capital from 5,000,000 preferred shares to 10,000,000 preferred shares, having a $0.001 par value per share.

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits.

     (a)  Financial statements of businesses acquired.

          The Registrant intends to file the financial statements required by this Item within Sixty (60) days from the date hereof.

     (b)  Pro forma financial information.

          The Registrant intends to file the pro forma financial information required by this Item within Sixty (60) days from the date hereof.

     (c)  Exhibits List:

          Exhibit Item                   Description

          2.1 Share Exchange Agreement by and among American Market Support Network, Inc., Vito Peppitoni, sole shareholder of Arizona Aircraft Spares, Inc. and Arizona Aircraft Spares, Inc.




                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          American Market Support Network, Inc.
                                          By:


                                          /s/ Alvie Merrill

                                          ========================

                                          Alvie Merrill, President

                         Date:    July 16, 2003

                                  EXHIBIT INDEX



          Exhibit No.            Description
          -----------            -----------

          2.1 Share Exchange Agreement by and among American Market Support Network, Inc., Vito Peppitoni, sole shareholder of Arizona Aicraft Spares, Inc. and Arizona Aircraft Spares, Inc.

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT (the "Agreement") is made and effective this 16th day of July, 2003, by and between American Market Support Network, Inc. a Nevada corporation ("AMSN"), Arizona Aircraft Spares, Inc. an Arizona corporation ("AIRS") and Vito Peppitoni ("AIRS Shareholder") the sole shareholder holding all of the issued and outstanding shares in AIRS.

                                    RECITALS
     WHEREAS, AMSN and AIRS Shareholder propose to exchange shares for a tax free reorganization, pursuant to this Agreement which provides for the exchange and conversion of all the issued and outstanding capital stock of 1,000,000 common shares of AIRS into shares of AMSN and the exchange of 19,658,397 common shares of AMSN for such 1,000,000 common shares of AIRS, such that AIRS Shareholder becomes AMSN shareholder, owning 79% of AMSN's issued and outstanding common shares of 24,884,047.

     NOW, THEREFORE, in consideration of the foregoing and in reliance on the representations, warranties, agreements, premises and mutual covenants herein contained, and for other good and value consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Share Exchange.

     1.1 Agreement to exchange. AIRS Shareholder shall assign, transfer and convey unto AMSN, and AMSN shall acquire all of the issued and outstanding capital stock of AIRS in a tax free reorganization. The issued and outstanding common shares of AMSN are quoted for trading on the NASD OTC: Bulletin Board under symbol "AMSN". Pursuant to this share exchange agreement hereinafter agreed upon between the parties, upon such share exchange, AIRS shall become a subsidiary of AMSN, the surviving corporation, and both parties agree that upon Closing (as that term is defined hereunder), there shall be a filing for a name change application to "Arizona Aircraft Spares, Inc." and a filing for amendment to the Company articles to reflect the name change. It is also agreed that immediately after Closing, the number of directors of AMSN, the surviving corporation, shall be increased from two to four, appointing along with the existing two directors of AMSN, Mr. Pertti Luhanto and Mr. Alvie Merrill; Mr. Vito Peppitoni and Ms. Sylvia Quintero.

1.2 Issuance of shares for exchange. Immediately prior to the Closing, there shall be 1,000,000 shares of common stock, of no par value, of AIRS (the "AIRS Shares") issued and outstanding owned by AIRS Shareholder. The aggregate purchase price for the AIRS Shares shall be 19,658,397 shares of common stock, par value $0.001 per share (the "AMSN Common Stock"), of AMSN (the "AMSN Shares"). At the Closing, the AIRS Shares shall be converted into and exchanged for the AMSN Shares so that each of the AIRS Shares shall be converted into
19.658397 shares of AMSN Common Stock. The AMSN Shares issued in exchanged for the AIRS Shares shall be restricted shares within the meaning of the Rule 144, promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the certificate or certificates representing such shares shall bear an appropriate restrictive legend in accordance with the requirements of Rule 144 (the "Rule 144 Legend"), in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

          "The  securities   represented  by  this  certificate  have  not  been
          registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."


     1.3 Closing. The closing of the transaction contemplated in this Agreement (the "Closing") shall take place at the offices of AMSN, on or around the date first written above or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date").



     1.4 Transactions and documents at and after Closing.

          (a) At the Closing, AIRS Shareholder shall deliver to AMSN certificate representing the AIRS Shares, duly endorsed for transfer.
          (b) At the Closing, AMSN shall deliver to AIRS Shareholder, a certificate or certificates for the AMSN Shares, issued in the name of AIRS shareholder, and bearing a Rule 144 Legend.
          (c) From time to time, and at any time, at AMSN's request, whether on or after the Closing Date, and without further consideration, AIRS Shareholder shall, at his own expense, except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient, in the reasonable opinion of AMSN, to transfer and convey to AMSN, all right, title and interest in and to the AIRS Shares, free and clear of any lien or adverse claim.


2.     Additional Agreements.

     2.1 AMSN's access and inspection. AIRS Shareholder and AIRS have allowed, and shall allow, AMSN, and its authorized representatives, full access during AIRS's normal business hours, from and after the date hereof, and prior to the Closing Date, to all of AIRS's properties, books, contracts, commitments, and records for the purpose of making an investigation as AMSN may desire, and AIRS shall furnish AMSN the information concerning AIRS's affairs as AMSN may request. AIRS has caused, and shall cause, AIRS's personnel to assist AMSN in making an investigation and shall cause the counsel, accountants, and other non-employee representatives of AIRS to be reasonably available to AMSN for such purposes.

     2.2 AIRS Shareholder's access and inspection. AMSN shall allow AIRS Shareholder, and its authorized representatives, access during AMSN's normal business hours, from and after the date hereof, and prior to the Closing Date, to the of AMSN's properties, books, contracts, commitments, and records as AIRS Shareholder may reasonably request for the purpose of determining the financial condition of AMSN. AMSN shall cause AMSN's personnel to assist AIRS Shareholder in making the investigation and shall cause the counsel, accountants, and other non-employee representatives of AMSN to be reasonably available to AIRS Shareholder for such purposes.

     2.3 Cooperation. The parties shall cooperate fully with each other, and with their representatives, counsel, and accountants, in connection with any steps required to be taken as part of their respective obligations under this Agreement, and will use their best efforts to consummate the transactions contemplated hereby and fulfill their obligations hereunder.

     2.4 Expenses. All of the expenses incurred by AMSN in connection with the authorization, preparation, execution, and performance of this Agreement by AMSN, including without limitation, all fees and expenses of agents, representatives, counsel, and accountants for AMSN shall be paid by AMSN. All expenses incurred by AIRS Shareholder and AIRS in connection with the authorization, preparation, execution, and performance of this Agreement, including without limitation all fees and expenses of agents, representatives, counsel, and accountants, shall be paid by AIRS Shareholder and AIRS respectively.

     2.5 Brokers. Each party hereto jointly and severally represents and warrants that no broker or finder has acted on its behalf in connection with this Agreement or the transactions contemplated herein and each party shall indemnify the other and save it harmless from any claim or demand for commission or other compensation by any broker or finder claiming to have been employed by or on behalf of the party.


3.     Representations  and   Warranties  of AIRS.  AIRS  represents,  covenants
and warrants to AMSN as follows:

     3.1 Corporate existence/standing/authority. AIRS is a corporation duly organized, validly existing and in good standing under the laws of Arizona and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. AIRS is duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse affect on it. AIRS has delivered to AMSN or its counsel true and correct copies of the articles or certificate of incorporation and the bylaws of AIRS, together with any amendments thereto.

     3.2 Shares of stock. All issued and outstanding shares of capital stock of AIRS have been duly authorized and validly issued and are fully paid and nonassessable. AIRS has 1,000,000 shares of common stock authorized, with no par value. There are presently 1,000,000 shares of common stock issued and outstanding. There is no other class of capital stock, subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer by AIRS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

     3.3 Authority. AIRS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to AMSN in connection herewith. All actions required to be taken by AIRS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of AIRS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (i) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of AIRS, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of AIRS' properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which AIRS is a party, or by which AIRS or its properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to AIRS or any of its properties.

     3.4 No violation. To the best of its knowledge and belief, AIRS has complied with all rules, regulations, codes, and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal, state or local rule, regulation, code or law, the failure to comply with could reasonably be expected to affect materially and adversely the business operations of AIRS. AIRS has not received any notice of any default or violation.

     3.5 Licenses and rights. AIRS possesses all permits, licences, approvals, cage code and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. The licenses, permits, approvals, cage code and other authorizations are set forth on Schedule 3.5.

     3.6 Consents. Except as set forth on Schedule 3.6, no approval or consent of any person, firm or other entity or body is required to be obtained by AIRS for the authorization of this Agreement or the consummation by AIRS of the transactions contemplated hereby.

     3.7 No defaults. To the best knowledge of AIRS, no default (or event with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist regarding the performance of any material obligation of AIRS under the terms of any material indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract referred to in Section 3.17, to which AIRS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist concerning the performance of any obligation of any other party thereto which could reasonably be expected to affect, materially and adversely, the business operations of AIRS.

     3.8 Financial statements. AIRS has furnished AMSN with unaudited financial statements of AIRS for the period ended March 31, 2003 (the " AIRS Financial Statements"). The AIRS Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly and accurately the information set forth therein. AIRS has furnished a comfort letter to AMSN from its auditors in the preparation of its audited financial statements for the last two fiscal years and preparation of its quarter ending June 30, 2003 that such audited financial statements and unaudited financial statements ending the quarter of June 30, 2003 shall be ready for consolidation and filing with SEC within Forty Five (45) days of the execution of this Agreement.

     3.9 Absence of certain changes. Except as set forth on Schedule 3.9, since April 1, 2003:

     (a) AIRS has actively conducted its business in the ordinary and regular course;
     (b) Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of AIRS nor is any event threatened that would cause an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of AIRS;
     (c) AIRS has not guaranteed, or agreed to guarantee, any material debt, liability or other obligation of any person, firm, entity or corporation;
     (d) No payments of any kind have been made or authorized by or on behalf of AIRS to or on behalf of officers, directors, shareholders or employees of AIRS or under any management agreements with AIRS, other than in the ordinary course of business;
     (e) No shareholders, directors, officers, employees or consultants of AIRS are now indebted or under obligation to AIRS on any account whatsoever; and

     (f) AIRS is not indebted to any of its shareholders, directors, officers, employees or consultants, other than in the ordinary course of business.

     3.10 Facilities and equipment. The personal property owned or leased by AIRS at its facility for the operation of, or used in, its business is in its possession or under its control and is adequate for the operation of the business as presently conducted.

     3.11 Title to assets. AIRS has good, valid, and marketable title to all of its real property and leasehold estates and good and valid title to all of its other assets (tangible and intangible), including, but not limited to, all leasehold improvements and equipment and all other properties and assets reflected or required to be reflected in the AIRS Financial Statements and all properties and assets purchased or leased by it since the dates of the AIRS Financial Statements (except for properties and assets so reflected or required to be reflected that have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever. AIRS enjoys peaceful and quiet possession of its properties and assets pursuant to or by all of the deeds, bills of sale, leases, licenses, and other agreements under which it is operating its business.

     3.12 Absence of undisclosed liabilities. AIRS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the AIRS Financial Statements that could reasonably be expected to affect, materially and adversely, the business operations of AIRS.

     3.13 Litigation. Schedule 3.13 hereof sets forth a list of all administrative or judicial proceedings to which AIRS is a party. Except as set forth on Schedule 3.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of AIRS, threatened against or relating to AIRS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of AIRS.


     3.14 Patents and trademarks.

          (a) Except as set forth on Schedule 3.14, AIRS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by AIRS are listed on Schedule 3.14 and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on
          Schedule 3.14, AIRS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 3.14.

          (b) AIRS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.
          (c) There are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on the schedules, and no proceedings have been instituted that challenge the right of AIRS in respect thereof.

     3.15 Employee benefits. All of the employee benefit plans maintained by AIRS (and each funding medium that may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

     3.16 Taxes and tax returns. As of the Closing, AIRS will have duly filed all income, franchises and other tax returns, reports and extensions required to be filed by it and has duly paid or made provisions for the payment of all taxes (including any interest or penalties) that are due and payable pursuant to the returns. AIRS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against AIRS regarding any period ending on or before the Closing Date for which AIRS has not made adequate provisions.

     3.17 Contracts. AIRS has heretofore furnished to AMSN complete copies of all contracts and agreements, and AIRS has complied with the obligations contained in the contracts, is not in default thereunder and nor will the consummation of the transactions contemplated by this Agreement result in a default. All contracts, understandings, commitments, arrangements, and agreements are in full force and effect.

     3.18 Collective bargaining agreements. There are no collective bargaining agreements with any labor organization to which AIRS is a party. The relations of AIRS with its employees are good and there are no impending labor difficulties.

     3.19 Insurance. AIRS has maintained insurance policies for its business and operation and a copy of the same is described in Schedule 3.19.

     3.20 Real property. Schedule 3.20 hereof sets forth a true and complete list of the real property lease and lease extension to which AIRS is a party. AIRS has heretofore furnished to AMSN true and complete copies of the real estate leases that are in good standing and in full force and effect for the leased term thereof. Notwithstanding the foregoing, AIRS is currently negotiating the purchase of property and building of its facility and the property and building are presently held in escrow awaiting closing. A copy of the escrow agreement with Fidelity National Title Agency, Inc. in this regard dated June 10, 2003 has been provided to AMSN along with an independent real estate appraisal report from Sinclair Appraisal Services LLC. dated May 14, 2003 concluding in their appraisal report that the "as is" market value of the property and building of its facility is $1,020,000.

     3.21 Rights or options to shares of AIRS. No person, firm, entity or corporation has a right, agreement or option, whether oral or in writing, or a right capable of becoming a right, agreement or option:
     (a)  for the purchase of the shares in the capital of AIRS;
     (b) for the purchase, subscription or issuance of any of the unissued shares in the capital of AIRS; and
     (c) to require AIRS to purchase, redeem or otherwise acquire the shares in the capital of AIRS.


     3.22 Material misstatements or omissions. No representations or warranties made by AIRS under this Agreement or in any certificate, schedule or other document furnished to be furnished to AMSN pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

     3.23 AIRS Shareholder's representations and warranties. AIRS Shareholder represents and warrants along with AIRS such representations and warranties described in Section 3.3, 3.6, 3.7, 3.12, 3.13 and 3.22 herein to AMSN.


4. Representations and Warranties of AMSN. AMSN represents, covenants and warrants to AIRS Shareholder and AIRS as follows:

     4.1 Corporate existence/standing/authority. AMSN is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. AMSN is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is, duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse effect on it. AMSN has delivered to AIRS or its counsel true and correct copies of the articles or certificates of incorporation and the bylaws of AMSN, together with any amendments thereto.

     4.2 Shares of stock. AMSN has authorized 40,000,000 shares of stock, of which are designated as common stock, and 10,000,000 shares of stock, of which are designated as preferred stock, all with a par value of $0.001 per share. There are 5,225,650 issued and outstanding shares of AMSN Common Stock. After the Closing, there will be 24,884,047 shares of AMSN Common Stock issued and outstanding. All issued and outstanding shares of capital stock of AMSN have been duly authorized and validly issued and are fully paid and non-assessable. There is no subscription, option, warrant, call, right, contract commitment, understanding or arrangement relating to the issuance, sale or transfer by AMSN of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument. At the Closing, the AMSN Shares to be issued to AIRS and its shareholder(s) on the consummation of the transactions contemplated hereunder will be exempt from registration under the Securities Act, pursuant to Section 4(2) thereof, and shall have been exempt or registered or qualified under the applicable state securities or blue sky laws for issuance. Such shares, when issued in accordance with the terms of this Agreement, will be fully paid and non-assessable.

     4.3 Authority. AMSN has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to AIRS in connection herewith. All actions required to be taken by AMSN to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of AMSN. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (i) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of AMSN, (ii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of AMSN's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which AMSN is a party, or by which AMSN or its properties may be bound or affected, or (iii) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to AMSN or any of its properties.

     4.4 No violation. To the best of its knowledge and belief, AMSN has complied with all rules, regulations, codes, and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal state or local rule, regulation, code or law nor has AMSN been given notice of any default or violation.

     4.5 Licenses and rights. AMSN possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. The franchises, licenses, permits, and other authorizations are set forth on Schedule 4.5.

     4.6 Consents. Except as set forth on Schedule 4.6, no approval or consent of any person, firm or other entity or body is required to be obtained by AMSN for the authorization of this Agreement or the consummation by AMSN of the transactions contemplated hereby

     4.7 No defaults. Except as set forth on Schedule 4.7, to the best knowledge of AMSN, no default (or event that with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist regarding the performance of any obligation of AMSN under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on Schedule 4.17, to which AMSN is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist concerning to the performance of any obligation of any other party thereto.

     4.8 Financial statements. AIRS has been furnished with audited financial statements of AMSN for the year ended December 31, 2002 and unaudited financial statements of AMSN for the quarter ended March 31, 2003 (the "AMSN Financial Statements"). The AMSN Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods, and, as of their date of issuance were, or will be true, correct and complete all material respects and present fairly and accurately the information set forth therein.

     4.9  Absence of certain changes. Since April 1, 2003:

     (a)  AMSN has conducted its business in the ordinary and regular course;
     (b) There has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of AMSN;
     (c) Nor is any event threatened that would cause an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of AMSN;
     (d) AMSN has not guaranteed, or agreed to guarantee, any material debt, liability or other obligation of any person, firm, entity or corporation;
     (e) No payments of any kind have been made or authorized by or on behalf of AMSN to or on behalf of officers, directors, shareholders or employees of AMSN or under any management agreements with AMSN, other than in the ordinary course of business;
     (f) No shareholders, directors, officers, employees or consultants of AMSN are now indebted or under obligation to AMSN on any account whatsoever; and
     (g) AMSN is not indebted to any of its shareholders, directors, officers, employees or consultants, other than in the ordinary course of business.

     4.10 Facilities and equipment. AMSN does not own any real or personal property or lease any real property or facility for its operation.

     4.11 Title to assets. AMSN does not own any tangible property.


     4.12 Absence of undisclosed liabilities. AMSN does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the AMSN Financial Statements or set forth on
Schedule 4.12 hereof, or which exceed in the aggregate $5,000.

     4.13 Litigation. Schedule 4.13 hereof sets forth a list of all administrative or judicial proceedings to which AMSN is a party. Except as set forth on Schedule 4.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of AMSN, threatened against or relating to AMSN which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of AMSN.

     4.14 Patents and trademarks.

     (a) AMSN does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by AMSN are listed on Schedule 4.14 and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries.
     (b)  Except  as set  forth on  Schedule  4.14(b),  AMSN  has not ever  been charged with infringement or violation of any adversely held trademark, trade name or copyright.
     (b) Except as set forth on Schedules 4.14(a) and 4.14(b), there are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on the schedules, and no proceedings have been instituted that challenge the right of AMSN in respect thereof.

     4.15 Employee benefits. All of the employee benefit plans maintained by AMSN (and each funding medium that may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

     4.16 Taxes and tax returns. AMSN has duly filed all income, franchise and other tax returns and reports required to be filed by it and has duly paid or made provision for the payment of all taxes (including any interest or penalties) that are due and payable pursuant to the returns. AMSN has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against AMSN regarding any period ending on or before the Closing Date.

     4.17 Contracts. AMSN has heretofore furnished to AIRS or its counsel true and complete copies of all contracts and agreements and AMSN has complied with the obligations pertaining to it contained in the contracts, is not in default thereunder and nor will the consummation of the transactions contemplated by this Agreement result in the default. All the contracts, understandings, commitments, arrangements, and agreements are in full force and effect.

     4.18 Collective bargaining agreements. There are no collective bargaining agreements with any labor organization to which AMSN is a party. The relations of AMSN with its employees are good and there are no impending labor difficulties.

     4.19 Insurance. AMSN has and maintains no insurance policies.

     4.20 Real  property.  AMSN  does  not  own nor  lease  any  real  property.


     4.21 SEC filings. Since June 16, 2003, AMSN has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC"), pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of AMSN included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of AMSN as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of AMSN included in the SEC Documents, AMSN has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2003 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements.

     4.22 Rights or options to shares of AMSN. No person, firm, entity or corporation has a right, agreement or option, whether oral or in writing, or a right capable of becoming a right, agreement or option:

     (a)  for the purchase of the shares in the capital of AMSN;
     (b) for the purchase, subscription or issuance of any of the unissued shares in the capital of AMSN; and
     (c) to require AMSN to purchase, redeem or otherwise acquire the shares in the capital of AMSN.


     4.23 Material misstatements or omissions. No representations or warranties made by AMSN under this Agreement or in any certificate, schedule or other document furnished or to be furnished to AIRS, or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

5.   Covenants and Transactions Prior to Closing

     5.1 Conduct and transactions of AIRS prior to the Closing. Between the date of this Agreement and the Closing, the Chief Executive Officer and the sole director of AIRS shall retain full control of the management and business thereof. In order to assure protection and preservation of AIRS's business as well as AIRS's performance of its obligations under and related to this Agreement, AIRS and AIRS Shareholder agree that from the date of this Agreement, up to and including, the Closing;

     (a) AIRS shall give AMSN, its counsel, accountants, appraisers, and other representatives or experts retained by AMSN full access on reasonable prior notice to all the premises, books, records, and personnel of AIRS during AIRS's normal business hours and cause AIRS to furnish to AMSN the financial and operating data and other information with respect to the business and properties of AIRS as AMSN may from time to time reasonably request. In the event of termination of this Agreement for any reason, AMSN will return all documents, work papers, and other materials obtained from
     AIRS and will not further disclose to third parties any confidential information obtained by it pursuant hereto.
     (b) AIRS shall use all reasonable efforts to (i) preserve intact the present business organization and personnel of AIRS, (ii) preserve the present goodwill and advantageous relationships of AIRS with all persons having business dealings with AIRS, and (iii) preserve and maintain in force all licenses, certificates, leases, contracts, permits, registrations, franchises, confidential trade names and copyrights, and applications for any of same, bonds, and other similar rights of AIRS.
     (c) AIRS shall operate its business in the usual, regular, and ordinary course and manner, and refrain from encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation (contingent or otherwise), except in the ordinary course of business.
     (d) AIRS Shareholder and AIRS will exert best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to AMSN any and all documents necessary, in the reasonable opinion of counsel, to consummate the transactions contemplated by this Agreement.
     (e) AIRS Shareholder and AIRS shall not declare or pay any dividend, or make any distribution of its assets to its sole shareholder, or purchase or retire any of its shares.
     (f) AIRS Shareholder and AIRS shall not allot, issue, grant or enter into any agreement for the allotment or issuance of any shares or securities, other rights to acquire shares or securities, or securities convertible into, exchangeable for, or which otherwise carry the right to acquire, directly or indirectly, any shares or securities in its capital.
     (g) AIRS Shareholder and AIRS shall not sell, or otherwise dispose of all or any part of its assets or agree to do or perform any act or enter into any transaction or negotiation which could reasonably be expected to interfere with this Agreement, or which would render inaccurate any of the representations and warranties set out in this Agreement.
     (h) Except for Section 3.20 herein, AIRs shall not increase its indebtedness for borrowed money other than trade obligations and payables entered into in the ordinary course of business.
     (i) AIRS Shareholder and AIRS shall not enter into any arrangements or transactions with any director, former director, officer, former officer, shareholder, former shareholder, employee or former employee of AIRS, or any other person that is not dealing at "arm's length" with AIRS or AIRS Shareholder.

     5.2 Conduct by AMSN prior to Closing. Between the date of this Agreement and the Closing Date, AMSN shall use its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to AIRS Shareholder and AIRS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.


6. Conditions Precedent To Obligations Of AMSN. The obligations of AMSN under this Agreement are, at its option, subject to satisfaction of the following conditions at the Closing:

     6.1 Representations of AIRS Shareholder and AIRS. The representations and warranties of AIRS Shareholder and AIRS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement or as affected by the transactions contemplated by this Agreement.

     6.2 Consents. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

     6.3 Performance by AIRS Shareholder and AIRS. AIRS Shareholder and AIRS shall have duly performed all obligations, covenants, and agreements undertaken by them and complied with all terms and conditions applicable to them to be performed and complied with prior to the Closing.

     6.4 Documents to be delivered to AMSN. AMSN shall have received:

     (a) certificate dated as of the Closing, and executed by an officer of AIRS, certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2, and 6.3 and confirming the representations and warranties set forth in Sections 6.5 and 6.6 as of the Closing;
     (b) a copy of the Bylaws of AMSN and any and all amendments thereto, certified by the Secretary of AIRS;
     (d) copies of Minutes or Consents of the sole Director and sole Shareholder, certified by the Secretary of AIRS, approving the Agreement and authorizing the officers and the Company to consummate the transaction;
     (e) Certificate representing 1,000,000 of the AIRS Shares, duly endorsed for transfer from AIRS Shareholder, representing all of the issued and outstanding Shares of AIRS;
     (f)  Certificate  of Good Standing of AIRS;  and
     (g)  Statement as to status of corporate taxes of AIRS.

     6.5 Suits. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or which is likely to materially and adversely affect the financial condition, results of operations, business or prospects of AIRS or AIRS Shareholder.

     6.6 Absence of default. No condition or event which constitutes an event of default hereunder by AIRS or AIRS Shareholder or which, after notice and lapse of time, or both, would constitute an event of default hereunder by AIRS or AIRS Shareholder shall have occurred and be continuing.

7. Conditions Precedent to Obligations of AIRS. The obligations of AIRS Shareholder and AIRS under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the Closing:

     7.1 Representations and warranties. The representations and warranties of AMSN set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement or as affected by the transactions contemplated by this Agreement.

     7.2 Consents. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies, and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

     7.3 Performance by AMSN. AMSN shall have duly performed all obligations, covenants, and agreements undertaken by it herein and complied with all the terms and conditions applicable to them hereunder to be performed or complied with prior to the Closing.

     7.4 Documents to be delivered to AIRS Shareholder and/or AIRS. AIRS Shareholder and/or AIRS shall have received:


          (a) certificate dated as of the Closing, and executed by an officer of AMSN, certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2, and 7.3 and confirming the representations and warranties set forth in Sections 7.5 and 7.6 as of the Closing;
          (b) a copy of the certificate of incorporation, and any and all amendments or Articles of Incorporation thereto, certified by the Secretary of AMSN;
          (c) a copy of the bylaws of AMSN and any and all amendments thereto, certified by the Secretary of AMSN;
          (d) copies of Minutes or Consents of the Board of Directors and Shareholders, certified by the Secretary of AMSN, approving the Agreement and authorizing the officers and the Company to consummate the transaction;
          (e) Certificate representing 19,658,397 Common Shares in the capital of AMSN as provided for hereinabove with appropriate restrictive legends in accordance with Rule 144 to be received from the transfer agent delivering such on behalf of AMSN; and
          (f)  Certificate of Good Standing of AMSN.

     7.5 Suits. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

     7.6 Absence of default. No condition or event which constitutes an event of default hereunder by AMSN or which, after notice and lapse of time, or both, would constitute an event of default hereunder by AMSN shall have occurred and be continuing.

8.   Survival of Representations and Warranties and Indemnification.

     8.1 Survival of representations and warranties. Notwithstanding the closing of the transactions contemplated by this Agreement, or any investigation made by or on behalf of AIRS Shareholder, AIRS or AMSN, unless otherwise specifically noted herein, the representations and warranties of AIRS Shareholder, AIRS or AMSN contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year. Thereafter, neither party shall have any liability to the other based upon any of the representations or warranties or any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto.

     8.2 AIRS Shareholder and AIRS's indemnification. AIRS Shareholder and AIRS covenant and agree to indemnify and save harmless AMSN and its directors, officers, employees, representatives, consultants and agents from any and all costs, expenses, losses, damages, and liabilities incurred or suffered directly or indirectly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of AIRS Shareholder and AIRS made in or pursuant to this Agreement.

     8.3 AMSN's indemnification. AMSN covenants and agrees to indemnify and save harmless AIRS Shareholder, AIRS and its directors, officers, employees, representatives, consultants and agents from any and all costs, expenses, losses, damages, and liabilities incurred or suffered directly or indirectly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of AMSN made in or pursuant to this Agreement.

     8.4 Defense against asserted claims. If any claim or assertion of liability is made or asserted by a third party against a party indemnified pursuant to this Article 8 ("Indemnified Party") based on any liability or absence of right which, if established, would constitute a matter for which the Indemnified Party would be entitled to indemnification by another party ("the Indemnifying Party"), the Indemnified Party shall with reasonable promptness give to the Indemnifying Party written notice of the claim or asserting of liability and request the Indemnifying Party to defend the action. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have to the Indemnified Party unless the failure materially prejudices the Indemnifying Party's position. The Indemnifying Party shall have the right to defend against the liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of the acceptance of defense of the claim and the identity of counsel selected by the Indemnifying Party regarding the matters. The Indemnified Party shall be entitled to participate with the Indemnifying Party in the defense and also shall be entitled at its option to employ separate counsel for the defense at the expense of the Indemnified Party. In the event the Indemnifying Party does not accept the defense of the matter as provided above or in the event that the Indemnifying Party or its counsel fails to use reasonable care in maintaining the defense, the Indemnified Party shall have the full right at its option to defend against the liability or assertion and to employ counsel for the defense at the expense of the Indemnifying Party. All parties will cooperate with each other in the defense of any action and the relevant records of each shall be available to the others with respect to the defense.

     8.5 Limitations on indemnification. Indemnification shall only be due to the extent of the loss or damage actually suffered (i.e., reduced by any offsetting or related asset or service received and by any recovery from any third party such as, an insurer), net after the amount equal to any reduction in federal, state or local income, franchise or other taxes occasioned by the loss or damage (even though the tax return by which the reduction would have been realized is not yet due), but including an amount equal to any increase in federal, state, and local income, franchise or other taxes occasioned in the indemnification payment and then only to the extent of the excess over the Agreed De Minimis Amount (hereinafter defined). The Indemnitor shall be subrogated to all rights of the Indemnified Party for any individual misrepresentation, breach of warranty or violation of covenant where the otherwise indemnifiable amount does not exceed $10,000 and, as regards all the indemnifiable misrepresentations or breaches of warranty that do not exceed
$10,000, the Indemnitor shall not be liable except to the extent that the aggregate amount thereof exceeds $10,000 (the sum being referred to as the "Agreed De Minimis Amount").


9. Assignment, Third Parties, Binding Effect. The rights under this Agreement shall not be assignable nor the duties delegable by any party without the written consent of all parties having been obtained thereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties, and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly to the contrary. All covenants, agreements, representations, and warranties of the parties contained shall be binding upon and inure to the benefit of AMSN and AIRS and their respective successors and permitted assigns.

10. Time and Abandonment. Time is of the essence of this Agreement. In the event the transactions contemplated are terminated or abandoned by mutual agreement of the parties, there shall be no liability on the part of any of the parties by reason of the mutual termination or abandonment.

11. Notices. All notices, requests, demands, and other communications shall be in writing and shall be deemed to have been duly given on the date when personally delivered, transmitted by facsimile machine, or the next business day if sent by overnight courier service, addressed to the parties at the following addresses (or at the other address as shall be given in writing by any party to the other) as follows:

                              To AMSN:
                              American Market Support Network, Inc.
                              14090 S.W. Freeway, #300
                              Sugar Land, Texas 77778
                              USA
                              Attn:  Mr. Alvie Merrill, President
                              -----------------------------------

                              To AIRS Shareholder:

                              Mr. Vito Peppitoni
                              3431 E. Hemisphere Loop
                              Tucson, Arizona
                              85706
                              USA

                              To AIRS:
                              Arizona Aircraft Spares, Inc.
                              3431 E. Hemisphere Loop
                              Tucson, Arizona
                              85706
                              USA
                              Attn:  Mr. Vito Peppitoni, Chief Executive Officer
                              --------------------------------------------------

Notice shall be deemed to be given as of the date of actual receipt of the communication by the recipient.

12. Certain Breaches. Neither party shall have any liability to the other party regarding a breach by a party that the other party has received written notice at or prior to the Closing.

13. Invalidity. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case, as a result of such determination, this Agreement would fail in its essential purpose.

14. Remedies Not Exclusive. No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing, at law or in equity by statute or otherwise. The election of any one or more remedies by AMSN or AIRS shall not constitute a waiver of the right to pursue other available remedies.

15. Counterparts. This Agreement may be executed in one or more counterparts, and by facsimile, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument, as legally binding and enforceable.


16. Captions And Section Headings. Captions and section headings are for convenience only and are not a part of this Agreement and shall not be used in construing it. Whenever the context so requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be construed to mean or include any other gender or genders.

17. Waivers. Any failure by any of the parties to comply with all of the obligations, agreements or conditions set forth may be waived by the other party or parties; provided however, that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

18. Entire Agreement. This Agreement constitutes the entire agreement between the parties. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect except by a written instrument signed by the parties.

19. Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to (i) confer any rights or remedies on any person other than the parties and their respective successors and assigns, (ii) relieve or discharge the obligation or liability of any third party or (iii) give any third party any right of subrogation or action against any party.

20. Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

AMERICAN MARKET SUPPORT NETWORK, INC.

Per:

/s/Alvie Merrill
----------------

Alvie Merrill

President



ARIZONA AIRCRAFT SPARES, INC.

Per:

/s/ Vito Peppitoni
------------------

Vito Peppitoni

Chief Executive Officer


/s/Martha Greenlee                          /s/ Vito Peppitoni
---------------------------                 ------------------

Witness as to signature:                    VITO PEPPITONI